UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21311

PIMCO High Income Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York,			New York 10105
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	March 31, 2007

Date of reporting period:	March 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments

PIMCO High Income Fund

Annual Report
March 31, 2007

Contents

Letter to Shareholders	1

Performance & Statistics	2

Schedule of Investments	3-11

Statement of Assets and Liabilities	12

Statement of Operations	13

Statement of Changes in Net Assets	14

Notes to Financial Statements	15-24

Financial Highlights	25

Report of Independent Registered Public Accounting Firm	26

Tax Information/Annual Shareholder Meeting Results/Corporate Changes	27

Privacy Policy/Proxy Voting Policies & Procedures	28

Dividend Reinvestment Plan	29

Board of Trustees	30-31

Principal Officers	32

PIMCO High Income Fund Letter to Shareholders

May 1, 2007

Dear Shareholder:

We are pleased to provide you with the annual report for PIMCO High Income Fund (the “Fund”) for the fiscal year ended March 31, 2007.

During the period, higher-income US bonds outperformed the broad bond market. The Merrill Lynch High Yield Master II Index returned 11.1% in the period, compared with the Lehman Brothers Aggregate Bond Index return of 6.59%.

For performance and specific information on the Fund please refer to the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 331-1710. In addition, a wide range of information and resources is available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC, the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your financial needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel

Chairman	President & Chief Executive Officer

3.31.07 | PIMCO High Income Fund Annual Report 1

PIMCO High Income Fund Performance & Statistics

March 31, 2007

•                  For the fiscal year ended March 31, 2007, the Fund had a net asset value (NAV) return of 14.04% and a market price return of 19.29%.

•                  Security selection in the consumer cyclical sector 11.4% was a significant contributor to performance, as auto-related bonds 9.7% led the broader industry category higher.

•                  Security selection and increasing exposure to the healthcare sector 9.3% in the last six months of the period was a strong positive as these bonds have come off their mid-2006 lows and posted strong returns.

•                  A relative large weight to the telecom sector 12.3% and an emphasis on wirelines 8.7% which significantly outpaced wireless, benefited the Fund’s performance.

•                  An emphasis on pipelines 6.7% within the energy sector, which outperformed the broader sector by 200 basis points, was a boost to performance.

•                  As utilities underperformed the high yield market, a relatively large exposure to the sector 7.2% detracted from performance.

•                  Within media, a relatively small weight to the publishing sector 3.6% weighed on returns as these bonds outperformed.

•                  An emphasis on B-rated issues 71.0% within the high yield market added to performance as these bonds outperformed BB-rated bonds by about 150 basis points.

Total Return(1):	Market Price	Net Asset Value (“NAV”)
1 year	19.29%	14.04%
3 year	15.38%	11.62%
Commencement of Operations (4/30/03) to 3/31/07	13.53%	13.20%

Common Share Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (4/30/03) to 3/31/07	Market Price	$15.96
	NAV	$15.19
	Premium to NAV	5.07%
	Market Price Yield(2)	9.16%
	Moody‘s Rating (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is determined by subtracting the initial investment from the value at the end of the period and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

An investment in the Fund involves risk, including the loss of principal. Investment return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is total assets applicable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend to common shareholders by the market price per common share at March 31, 2007.

2 PIMCO High Income Fund Annual Report | 3.31.07

PIMCO High Income Fund Schedule of Investments

March 31, 2007

Principal Amount (000)		Credit Rating (Moody’s/S&P) *	Value
CORPORATE BONDS & NOTES – 90.5%

Aerospace – 0.2%
$5,600	Armor Holdings, Inc., 8.25%, 8/15/13	B1/B+	$5,908,000
Airlines – 1.1%
8,760	American Airlines, Inc., pass thru certificates, 8.608%, 10/1/12 (k)	Baa3/BB+	9,269,175
	Continental Airlines, Inc., pass thru certificates,
13,348	6.92%, 4/2/13, 97-5A 9 (a) (b) (g)	NR/NR	13,161,290
4,105	7.373%, 6/15/17, Ser. 01-1	Ba1/BB+	4,127,860
1,917	8.307%, 10/2/19, Ser. 00-2	Ba2/BB-	1,999,603
3,250	Northwest Airlines, Inc., pass thru certificates, 7.691%, 4/1/17, Ser. 01-B	Caa1/CCC	3,256,505
289	United Air Lines, Inc., pass thru certificates, 6.602%, 3/1/15, Ser. 01-1	Aaa/BBB	293,398
			32,107,831
Automotive – 4.6%
15,475	ArvinMeritor, Inc., 8.75%, 3/1/12	B1/B+	16,055,312
5,375	Cooper-Standard Automotive, Inc., 7.00%, 12/15/12	B3/CCC+	5,039,063
23,250	Ford Motor Co., 7.45%, 7/16/31	Caa1/CCC+	18,105,938
	General Motors Corp.,
17,200	8.25%, 7/15/23	Caa1/B-	15,566,000
3,000	8.80%, 3/1/21	Caa1/B-	2,865,000
20,000	9.40%, 7/15/21	Caa1/B-	19,700,000
	Goodyear Tire & Rubber Co.,
12,300	9.00%, 7/1/15	B2/B-	13,560,750
7,000	11.25%, 3/1/11	B2/B-	7,726,250
	Tenneco Automotive, Inc.,
14,000	8.625%, 11/15/14	B3/B	14,665,000
14,025	10.25%, 7/15/13, Ser. B	Ba3/B+	15,357,375
500	TRW Automotive, Inc., 9.375%, 2/15/13	B1/BB-	539,755
			129,180,443
Building/Construction – 0.5%
	Ahern Rentals, Inc.,
5,000	9.25%, 8/15/13	B3/B	5,243,750
6,000	9.25%, 8/15/13 (d)	B3/B	6,292,500
€2,000	Grohe Holding GmbH, 8.625%, 10/1/14	B3/CCC+	2,748,825
			14,285,075
Chemicals – 3.2%
	ARCO Chemical Co.,
$3,808	9.80%, 2/1/20	B1/B+	4,464,880
2,000	10.25%, 11/1/10	B1/B+	2,230,000
15,000	Equistar Chemicals L.P., 10.125%, 9/1/08	B1/BB-	15,862,500
21,925	Ineos Group Holdings PLC, 8.50%, 2/15/16 (d)	B2/B-	21,102,812
	Lyondell Chemical Co.,
4,150	8.00%, 9/15/14	B1/B+	4,367,875
3,825	8.25%, 9/15/16	B1/B+	4,111,875
15,300	Nalco Co., 8.875%, 11/15/13	B3/B-	16,332,750
13,660	PQ Corp., 7.50%, 2/15/13	B3/B-	13,864,900
6,500	Rockwood Specialties Group, Inc., 7.50%, 11/15/14	B3/B-	6,630,000
			88,967,592
Commercial Products – 1.9%
12,150	Aramark Corp., 8.50%, 2/1/15 (d)	B3/B-	12,696,750

3.31.07 | PIMCO High Income Fund Annual Report 3

PIMCO High Income Fund Schedule of Investments

March 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P) *	Value

Commercial Products (continued)
$19,800	Hertz Corp., 8.875%, 1/1/14	B1/B	$21,433,500
18,000	Reynolds American, Inc., 7.75%, 6/1/18	Ba2/BB	19,512,144
			53,642,394
Computer Services – 1.3%
	SunGard Data Systems, Inc.,
15,306	9.125%, 8/15/13	Caa1/B-	16,492,215
17,000	10.25%, 8/15/15	Caa1/B-	18,636,250
			35,128,465
Computer Software – 0.4%
9,500	UGS Corp., 10.00%, 6/1/12	B3/B-	10,438,125
Consumer Products – 0.7%
	Buhrmann U.S., Inc.,
500	7.875%, 3/1/15	B2/B	502,500
6,875	8.25%, 7/1/14	B2/B	6,978,125
11,550	NPC International, Inc., 9.50%, 5/1/14	Caa1/B-	12,012,000
			19,492,625
Containers & Packaging – 1.7%
	Crown Americas LLC,
2,475	7.625%, 11/15/13	B1/B	2,558,531
5,650	7.75%, 11/15/15	B1/B	5,904,250
5,000	Graphic Packaging International Corp., 8.50%, 8/15/11	B2/B-	5,225,000
	Jefferson Smurfit Corp.,
11,200	7.50%, 6/1/13	B3/CCC+	10,920,000
10,263	8.25%, 10/1/12	B3/CCC+	10,314,315
	Smurfit-Stone Container,
3,000	8.00%, 3/15/17 (d)	B3/CCC+	2,947,500
9,000	8.375%, 7/1/12	B3/CCC+	9,067,500
			46,937,096
Electronics – 2.5%
	Freescale Semi-conductor, Inc. (d),
24,425	8.875%, 12/15/14	B1/B	24,577,656
8,000	10.125%, 12/15/16	B2/B	8,060,000
14,750	Sanmina-SCI Corp., 8.125%, 3/1/16	B2/B-	13,938,750
17,600	Sensata Technologies BV, 8.00%, 5/1/14	Caa1/B-	17,578,000
6,400	Solectron Global Finance Ltd., 8.00%, 3/15/16	B3/B	6,416,000
			70,570,406
Energy – 0.9%
	Reliant Energy, Inc.,
7,025	9.25%, 7/15/10	B2/B	7,437,719
15,525	9.50%, 7/15/13	B2/B	16,980,469
			24,418,188
Financial Services – 16.2%
30,426	AES Ironwood LLC, 8.857%, 11/30/25	B1/B+	34,381,667
7,926	AES Red Oak LLC, 8.54%, 11/30/19, Ser. A	B1/B+	8,659,316
26,047	BCP Crystal U.S. Holding Corp., 9.625%, 6/15/14	B2/B	29,717,543
18,675	Bluewater Finance Ltd., 10.25%, 2/15/12	B2/B-	19,562,063
5,000	Buffalo Thunder Development Authority, 9.375%, 12/15/14 (d)	B2/B	5,125,000
7,700	Chukchansi Economic Development Authority,
	8.00%, 11/15/13 (d)	B2/BB-	7,998,375
9,977	Consolidated Communications Holdings, 9.75%, 4/1/12	B3/B	10,613,034

4 PIMCO High Income Fund Annual Report | 3.31.07

PIMCO High Income Fund Schedule of Investments

March 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P) *	Value

Financial Services (continued)
	Ford Motor Credit Co.,
$5,000	7.00%, 10/1/13	B1/B	$4,653,825
3,000	7.25%, 10/25/11	B1/B	2,918,481
5,000	7.375%, 2/1/11	B1/B	4,921,690
99,950	8.00%, 12/15/16	B1/B	96,334,709
10,000	8.11%, 1/13/12, FRN	B1/B	9,786,710
12,100	General Motors Acceptance Corp., 8.00%, 11/1/31	Ba1/BB+	13,009,085
6,000	Hexion U.S. Finance Corp., 9.75%, 11/15/14 (d)	B3/B-	6,322,500
8,000	Idearc, Inc., 8.00%, 11/15/16 (d)	B2/B+	8,270,000
	JET Equipment Trust (b) (d) (f),
186	7.63%, 8/15/12, Ser. 95-B (g)	NR/NR	137,384
279	10.00%, 6/15/12, Ser. 94-A	NR/NR	275,276
13,326	JSG Funding PLC, 9.625%, 10/1/12	B2/B	14,225,505
18,445	KRATON Polymers LLC, 8.125%, 1/15/14	B3/B-	18,560,281
£2,929	Royal Bank of Scotland PLC,
	9.37%, 4/6/11, Ser. EMTN, VRN (b) (g)	NR/NR	5,806,839
$8,000	Sally Holdings LLC, 9.25%, 11/15/14 (d)	B2/CCC+	8,260,000
81,933	Targeted Return Index Securities Trust,
	7.548%, 5/1/16 (d) (h) (k)	B1/B+	83,446,958
19,203	Universal City Development Partners Ltd., 11.75%, 4/1/10	B2/B-	20,427,191
8,030	Universal City Florida Holding Co., 8.375%, 5/1/10	B3/B-	8,321,088
€10,200	UPC Holding BV, 8.625%, 1/15/14	B3/CCC+	14,290,563
	Yankee Acquisition Corp. (d),
$6,000	8.50%, 2/15/15	B3/CCC+	6,105,000
8,600	9.75%, 2/15/17	Caa1/CCC+	8,750,500
			450,880,583
Food – 1.6%
	Dole Foods Co., Inc.,
1,106	7.25%, 6/15/10	Caa1/B-	1,061,760
1	8.875%, 3/15/11	Caa1/B-	807
24,925	Ingles Markets, Inc., 8.875%, 12/1/11	B3/B	26,046,625
18,800	Pilgrim’s Pride Corp., 8.375%, 5/1/17	B2/B	18,659,000
			45,768,192
Healthcare & Hospitals – 6.5%
9,000	CDRV Investors, Inc., 9.86%, 12/1/11, FRN (d)	Caa1/CCC+	8,955,000
8,000	DaVita, Inc., 7.25%, 3/15/15	B2/B	8,130,000
4,950	Encore Medical Finance LLC, 11.75%, 11/15/14 (d)	Caa1/CCC+	5,098,500
	HCA, Inc.,
10,625	6.75%, 7/15/13	Caa1/B-	9,828,125
6,406	7.19%, 11/15/15	Caa1/B-	5,682,468
15,295	7.50%, 12/15/23	Caa1/B-	13,054,619
4,130	7.58%, 9/15/25	Caa1/B-	3,506,713
5,550	7.69%, 6/15/25	Caa1/B-	4,812,066
3,550	8.36%, 4/15/24	Caa1/B-	3,251,108
22,052	9.00%, 12/15/14	Caa1/B-	21,977,001
6,000	9.25%, 11/15/16 (d)	B2/BB-	6,487,500
21,450	9.625%, 11/15/16 (d)	B2/BB-	23,219,625
6,700	National Mentor Holdings, Inc., 11.25%, 7/1/14	Caa1/CCC+	7,353,250
19,990	Rotech Healthcare, Inc., 9.50%, 4/1/12	Caa3/CCC	19,890,050
	Tenet Healthcare Corp.,
15,206	7.375%, 2/1/13	Caa1/CCC+	14,198,603
25,925	9.875%, 7/1/14	Caa1/CCC+	26,313,875
			181,758,503

3.31.07 | PIMCO High Income Fund Annual Report 5

PIMCO High Income Fund Schedule of Investments

March 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P) *	Value

Hotels/Gaming – 1.6%
$2,000	Gaylord Entertainment Co., 8.00%, 11/15/13	B3/B-	$2,057,500
5,000	Herbst Gaming, Inc., 8.125%, 6/1/12	B3/B-	5,075,000
19,279	Mandalay Resort Group, 9.375%, 2/15/10	B1/B+	20,869,517
8,948	Premier Entertainment LLC, 10.75%, 2/1/12	Caa1/CCC	9,305,920
	Station Casinos, Inc.,
5,500	6.875%, 3/1/16	Ba3/B	5,066,875
2,000	7.75%, 8/15/16	Ba2/B+	2,062,500
			44,437,312
Machinery – 0.1%
2,600	Chart Industries, Inc., 9.875%, 10/15/15 (d)	B3/B-	2,730,000
Manufacturing – 0.1%
3,000	Bombardier, Inc., 8.00%, 11/15/14 (d)	Ba2/BB	3,120,000
Medical Products – 0.9%
22,785	VWR International, Inc., 8.00%, 4/15/14	B3/CCC+	23,867,288
Metals & Mining – 0.6%
	Freeport-McMoRan Copper & Gold, Inc.,
3,575	8.25%, 4/1/15	Ba3/BB	3,856,531
11,725	8.375%, 4/1/17	Ba3/BB	12,706,969
			16,563,500
Miscellaneous – 2.8%
74,570	Dow Jones CDX U.S. High Yield,
	8.375%, 12/29/11, Ser. 7-T1 (d) (h) (k)	B3/NR	77,362,646
Multi-Media – 4.6%
3,000	Cablemas S.A. de C.V., 9.375%, 11/15/15 (d)	B1/BB-	3,375,000
5,600	Cablevision Systems Corp., 8.00%, 4/15/12, Ser. B	B3/B+	5,712,000
39,300	CCO Holdings LLC, 8.75%, 11/15/13	Caa1/CCC-	40,872,000
10,000	Charter Communications Holdings I LLC, 11.00%, 10/1/15	Caa2/CCC-	10,425,000
14,325	Charter Communications Operating LLC, 8.375%, 4/30/14 (d)	B3/B-	14,987,531
	CSC Holdings, Inc.,
6,300	7.625%, 7/15/18	B2/B+	6,394,500
4,485	7.875%, 2/15/18	B2/B+	4,630,763
2,000	8.125%, 7/15/09, Ser. B	B2/B+	2,080,000
4,000	DirecTV Holdings LLC, 8.375%, 3/15/13	Ba3/BB-	4,235,000
4,750	Iesy Repository GmbH, 10.375%, 2/15/15 (d)	Caa2/CCC+	5,058,750
€6,370	Lighthouse International Co. S.A., 8.00%, 4/30/14 (d)	B2/B	9,231,976
$12,000	Rogers Cable, Inc., 8.75%, 5/1/32	Baa3/BB+	14,880,000
€3,735	Telenet Communications NV, 9.00%, 12/15/13 (d)	B3/B-	5,469,031
			127,351,551
Oil & Gas – 9.2%
$18,000	Dynegy Holdings, Inc., 8.375%, 5/1/16	B2/B-	18,810,000
	Dynergy-Roseton Danskammer, Inc., pass thru certificates,
1,050	7.27%, 11/8/10, Ser. A	Ba3/B	1,074,281
25,500	7.67%, 11/8/16, Ser. B	Ba3/B	27,045,938
	El Paso Corp.,
29,150	7.80%, 8/1/31	Ba3/BB-	32,356,500
27,850	8.05%, 10/15/30	Ba3/BB-	31,749,000
19,615	El Paso Production Holding Co., 7.75%, 6/1/13	B1/BB	20,595,750
	Ferrellgas L.P.,
14,325	8.75%, 6/15/12	B2/B-	14,933,812
20,000	8.87%, 8/1/09 (a) (b) (g)	NR/NR	20,858,383

6 PIMCO High Income Fund Annual Report | 3.31.07

PIMCO High Income Fund Schedule of Investments

March 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P) *	Value

Oil & Gas (continued)
	Hanover Compressor Co.,
$7,585	8.625%, 12/15/10	B2/B	$8,002,175
1,550	9.00%, 6/1/14	B2/B	1,685,625
12,028	Hanover Equipment Trust, 8.50%, 9/1/08, Ser. A	Ba3/B+	12,148,280
7,000	OPTI Canada, Inc., 8.25%, 12/15/14 (d)	B1/BB	7,315,000
1,270	Pogo Producing Co., 7.875%, 5/1/13	B1/B+	1,285,875
17,125	SemGroup L.P., 8.75%, 11/15/15 (d)	B1/NR	17,467,500
37,726	Williams Cos., Inc., 7.875%, 9/1/21	Ba2/BB	41,687,230
			257,015,349
Paper/Paper Products – 3.6%
	Abitibi-Consolidated, Inc.,
6,500	8.375%, 4/1/15	B3/B+	6,142,500
8,525	8.55%, 8/1/10	B3/B+	8,674,187
2,200	Bowater, Inc., 9.375%, 12/15/21	B3/B+	2,222,000
8,750	Bowater Canada Finance, 7.95%, 11/15/11	B3/B+	8,553,125
8,750	Cascades, Inc., 7.25%, 2/15/13	Ba3/BB-	8,793,750
	Georgia-Pacific Corp.,
4,550	7.75%, 11/15/29	B2/B	4,527,250
27,775	8.00%, 1/15/24	B2/B	28,052,750
16,585	8.875%, 5/15/31	B2/B	17,663,025
	Verso Paper Holdings LLC (d),
10,000	9.125%, 8/1/14	B2/B	10,450,000
5,000	11.375%, 8/1/16	B3/CCC+	5,262,500
			100,341,087
Printing/Publishing – 2.8%
17,631	Dex Media West LLC, 9.875%, 8/15/13, Ser. B	B2/B	19,327,984
1,000	Hollinger, Inc., 11.875%, 3/1/11 (d) (g)	B3/NR	943,516
7,000	Nielsen Finance LLC, 10.00%, 8/1/14 (d)	Caa1/CCC+	7,665,000
10,477	Primedia, Inc., 8.875%, 5/15/11	B2/B	10,817,502
2,000	RH Donnelley, Inc., 10.875%, 12/15/12	B2/B	2,170,000
34,800	RH Donnelley Corp., 8.875%, 1/15/16, Ser. A-3	B3/B	37,149,000
			78,073,002
Real Estate – 0.3%
8,000	Delhaize America, Inc., 9.00%, 4/15/31	Ba1/BB+	9,652,168
Retail – 0.8%
21,500	Bon-Ton Stores, Inc., 10.25%, 3/15/14	B3/B-	23,193,125
Telecommunications – 15.5%
2,317	American Cellular Corp., 10.00%, 8/1/11, Ser. B	B3/CCC	2,464,709
14,555	Centennial Communications Corp., 8.125%, 2/1/14	B2/CCC	15,100,812
31,800	Cincinnati Bell, Inc., 8.375%, 1/15/14	B2/B-	32,674,500
12,000	Citizens Communications Co., 9.00%, 8/15/31	Ba2/BB+	13,200,000
13,800	Cricket Communications, Inc., 9.375%, 11/1/14 (d)	Caa2/CCC	14,697,000
	Digicel Group Ltd. (d),
21,500	8.875%, 1/15/15	Caa2/CC	20,908,750
8,500	9.125%, 1/15/15	Caa2/CC	8,160,000
	Hawaiian Telcom Communications, Inc., Ser. B,
12,225	9.75%, 5/1/13 (k)	B3/CCC	12,714,000
1,250	10.889%, 5/1/13, FRN	B3/CCC	1,275,000
	Intelsat Bermuda Ltd. (d),
20,000	9.25%, 6/15/16	B2/B+	22,250,000
13,000	11.25%, 6/15/16	Caa1/B	14,820,000

3.31.07 | PIMCO High Income Fund Annual Report 7

PIMCO High Income Fund Schedule of Investments

March 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P) *	Value

Telecommunications (continued)
$18,250	Intelsat Subsidiary Holding Co., Ltd., 8.625%, 1/15/15	B2/B+	$19,618,750
14,700	MetroPCS Wireless, Inc., 9.25%, 11/1/14 (d)	Caa2/CCC	15,618,750
	Nordic Telephone Co. Holdings ApS, 8.875%, 5/1/16 (d)
€5,000	8.25%, 5/1/16	B2/B	7,271,408
2,300	8.25%, 5/1/16 (d)	B2/B	3,344,848
$8,600	8.875%, 5/1/16 (d)	B2/B	9,245,000
	Nortel Networks Ltd. (d),
13,000	10.125%, 7/15/13	B3/B-	14,332,500
11,500	10.75%, 7/15/16	B3/B-	12,822,500
14,625	PanAmSat Corp., 6.875%, 1/15/28	Ba2/BB	13,564,688
37,000	Qwest Capital Funding, Inc., 7.90%, 8/15/10	B1/B+	38,757,500
	Qwest Communications International, Inc.,
14,625	7.50%, 2/15/14	Ba3/B+	15,136,875
23,225	7.50%, 2/15/14, Ser. B	Ba3/B+	24,037,875
	Qwest Corp.,
1,250	7.50%, 6/15/23	Ba1/BB+	1,276,562
1,175	7.625%, 6/15/15	Ba1/BB+	1,260,188
10,450	8.875%, 3/15/12	Ba1/BB+	11,599,500
3,000	8.875%, 6/1/31	Ba1/BB+	3,142,500
18,020	Rural Cellular Corp., 9.875%, 2/1/10	B3/CCC	19,101,200
12,400	Superior Essex Communications LLC, 9.00%, 4/15/12	B3/B	12,865,000
24,975	Time Warner Telecom Holdings, Inc., 9.25%, 2/15/14	B3/CCC+	26,848,125
13,000	Wind Acquisition Finance S.A., 10.75%, 12/1/15 (d)	B2/B-	14,950,000
9,000	Windstream Corp., 8.625%, 8/1/16	Ba3/BB-	9,888,750
			432,947,290
Transportation – 0.3%
	Grupo Transportacion Ferroviaria Mexicana S.A. de C.V.,
2,400	9.375%, 5/1/12	B3/B-	2,592,000
5,000	12.50%, 6/15/12	B3/B-	5,385,000
			7,977,000
Utilities – 3.6%
16,850	AES Corp., 8.75%, 5/15/13 (d)	Ba3/BB-	18,029,500
2,000	Empresa Energetica de Sergipe and Sociedade Anonima de
	Eletrificaao da Paraiba, 10.50%, 7/19/13 (d)	NR/B+	2,065,830
19,450	Legrand Holding S.A., 8.50%, 2/15/25	Baa3/BBB	22,951,000
	Midwest Generation LLC, pass thru certificates,
19,534	8.56%, 1/2/16, Ser. B	Ba2/BB-	21,377,878
1,500	8.75%, 5/1/34	Ba2/B+	1,635,000
21,500	PSE&G Energy Holdings LLC, 8.50%, 6/15/11	Ba3/BB-	23,327,500
3,147	Sithe Independence Funding Corp., 9.00%, 12/30/13, Ser. A	Ba2/B	3,471,286
6,676	South Point Energy Center LLC, 8.40%, 5/30/12 (b) (d)	NR/D	6,533,208
			99,391,202
Waste Disposal – 0.4%
10,000	Allied Waste North America, Inc., 7.25%, 3/15/15	B1/BB	10,250,000

Total Corporate Bonds & Notes (cost-$2,411,515,490)			2,523,756,038

SENIOR LOANS (a) (b) (c) – 2.8%
Chemicals – 0.1%
1,800	Ineos Group Ltd., 7.58%, 10/7/12, Term A		1,813,275

8 PIMCO High Income Fund Annual Report | 3.31.07

PIMCO High Income Fund Schedule of Investments

March 31, 2007 (continued)

Principal
Amount
(000)		Value

Containers & Packaging – 0.3%
	JSG Packaging,
€431	6.234%, 1/12/13, Term B	$578,964
1,049	6.335%, 11/29/13, Term B	1,408,813
287	6.343%, 1/12/13, Term B	385,976
324	6.362%, 1/12/13, Term B	435,422
559	6.396%, 1/12/13, Term B	750,509
431	6.734%, 1/12/14, Term C	580,430
287	6.757%, 1/12/14, Term C	386,954
1,049	6.835%, 11/29/14, Term C	1,412,380
324	6.862%, 1/12/14, Term C	436,525
559	6.896%, 1/12/14, Term C	752,408
$750	7.735%, 11/29/13, Term B	757,415
750	8.235%, 11/29/14, Term C	757,415
		8,643,211
Financial Services – 0.1%
€1,200	UPC Holding BV, 7.75%, 1/15/14	1,633,321
Healthcare & Hospitals – 0.3%
$9,429	HealthSouth Corp., 7.86%, 3/10/13	9,488,755
Hotels/Gaming – 0.5%
15,000	Harrah’s Entertainment, Inc., 7.50%, 3/9/08 (e) (g)	14,943,724
Medical Products – 0.3%
8,000	Biomet, Inc., 6.00%, 3/8/08 (e) (g),	7,968,736
Recreation – 0.1%
	Amadeus Global Travel,
€862	5.974%, 4/8/12, Term A	1,152,179
$1,250	8.07%, 4/8/13, Term B	1,261,197
1,250	8.57%, 4/8/14, Term C	1,266,276
		3,679,652
Telecommunications – 0.9%
	Nordic Telephone Co. Holdings ApS,
€3,200	6.242%, 11/30/14, Term B	4,307,602
3,200	6.579%, 11/30/14, Term C	4,318,422
$2,000	NTL Investment, 7.36%, 1/6/13, Term B	2,011,340
6,000	Telesat Canada, Inc., 2.62%, 2/14/08 (e) (g)	5,982,180
	Weather Investments SARL (e),
€3,000	6.124%, 5/26/12, Term A	4,002,935
1,500	6.514%, 6/17/13, Term B	2,011,392
1,500	7.264%, 6/17/14, Term C	2,015,754
		24,649,625
Wholesale – 0.2%
	Roundy’s, Inc.,
$12	8.07%, 11/3/11	12,486
4,938	8.09%, 11/3/11	4,982,064
		4,994,550
Total Senior Loans (cost-$75,344,021)		77,814,849

3.31.07 | PIMCO High Income Fund Annual Report 9

PIMCO High Income Fund Schedule of Investments

March 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P) *	Value

MUNICIPAL BONDS & NOTES – 0.6%
California – 0.6%
	Los Angeles Community Redev. Agcy. Rev., Ser. H,
$200	8.25%, 9/1/07	NR/NR	$199,602
725	9.00%, 9/1/12	NR/NR	749,201
1,160	9.75%, 9/1/17	NR/NR	1,235,261
1,375	9.75%, 9/1/22	NR/NR	1,461,749
2,170	9.75%, 9/1/27	NR/NR	2,294,384
3,480	9.75%, 9/1/32	NR/NR	3,667,154
	San Diego Redev. Agcy., Tax Allocation,
1,785	6.59%, 11/1/13	Baa3/NR	1,810,490
1,435	7.49%, 11/1/18	Baa3/NR	1,513,064
1,885	7.74%, 11/1/21	Baa3/NR	1,987,732
Total Municipal Bonds & Notes (cost-$14,573,674)			14,918,637

ASSET-BACKED SECURITIES – 0.0%
742	Reliant Energy Mid-Atlantic Power Holdings LLC,
	9.237%, 7/2/17, Ser. B (cost-$782,989)	Ba2/B+	823,804
PREFERRED STOCK – 0.9%
Financial Services – 0.9%
24,700	Fresenius Medical Care Capital Trust II, 7.875%, UNIT	B1/B+	25,070,500
Shares
Telecommunications – 0.0%
155,565	Superior Essex Holding Corp., 9.50%, Ser. A	NR/NR	127,564
Total Preferred Stock (cost-$26,157,273)			25,198,064

SHORT-TERM INVESTMENTS – 5.2%
Principal
Amount
(000)
Commercial Paper – 3.0%
Financial Services – 3.0%
$11,100	BNP Paribas, 5.41%, 4/2/07	NR/NR	11,098,332
73,300	Rabobank Nederland, 5.39%, 4/2/07	A-1/A-1+	73,282,048
Total Commercial Paper (cost-$84,380,380)			84,380,380
U.S. Treasury Bills (i) – 1.5%
42,550	4.895%-4.96%, 5/31/07-6/14/07 (cost-$42,135,436)		42,099,943
Repurchase Agreements – 0.7%
3,000	Lehman Brothers Holdings, Inc., dated 3/30/07, 5.15%,
	due 4/2/07, proceeds $3,001,288; collateralized by
	U.S. Treasury Inflation Indexed Note, 3.625%, due 1/15/08,
	valued at $3,064,919 including accrued interest		3,000,000
15,257	State Street Bank & Trust Co., dated 3/30/07, 4.90%,
	due 4/2/07, proceeds $15,263,230; collateralized by
	Federal Home Loan Bank, 4.50%, due 5/21/07, valued at
	$15,565,746 including accrued interest		15,257,000
Total Repurchase Agreements (cost-$18,257,000)			18,257,000
Total Short-Term Investments (cost-$144,772,816)			144,737,323

10 PIMCO High Income Fund Annual Report | 3.31.07

PIMCO High Income Fund Schedule of Investments

March 31, 2007 (continued)

Contracts			Value

OPTIONS PURCHASED (j) – 0.0%
Put Options – 0.0%
		Financial Future Euro – 90 day, Chicago Mercantile Exchange,
1,346		strike price $90.25, expires 9/17/07	$3
1,483		strike price $91.25, expires 6/18/07	4
Total Options Purchased (cost-$26,875)			7
Total Investments (cost-$2,673,173,138) – 100.0%			$2,787,248,722

Notes to Schedule of Investments:

*      Unaudited

(a)   Private Placement. Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $111,834,522, represents 4.01% of total investments.

(b)   Illiquid security.

(c)   These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on March 31, 2007.

(d)   144A Security–Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)   Delayed-delivery security. To be settled/delivered after March 31, 2007.

(f)    Security in default.

(g)   Fair-valued security. Securities with an aggregate value of $69,802,052, which represents 2.50% of total investments, have been fair valued.

(h)   Credit-linked trust certificate.

(i)    All or partial amount segregated as collateral for futures contracts and/or swaps.

(j)    Non-income producing.

(k)   All or partial amount segregated as collateral for reverse repurchase agreements.

Glossary:
	£-	British Pound Sterling
	€-	Euro
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on March 31, 2007.
LIBOR	-	London Inter-Bank Offered Rate
NR	-	Not Rated
UNIT	-	More than one class of securities traded together.
VRN	-	Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment
		date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest
		rate disclosed reflects the rate in effect on March 31, 2007.

See accompanying Notes to Financial Statements | 3.31.07 | PIMCO High Income Fund Annual Report 11

PIMCO High Income Fund Statement of Assets and Liabilities

March 31, 2007

Assets:
Investments, at value (cost-$2,673,173,138)	$2,787,248,722
Cash (including foreign currency of $687,573 with a cost of $689,440)	11,735,586
Unrealized appreciation on swaps	133,870,566
Interest receivable	55,036,914
Premium for swaps purchased	42,582,360
Receivable for terminated swaps	312,500
Unrealized appreciation on forward foreign currency contracts	234,931
Prepaid expenses	102,934
Total Assets	3,031,124,513

Liabilities:
Payable for reverse repurchase agreements	124,487,500
Unrealized depreciation on swaps	121,304,138
Payable for investments purchased	58,092,395
Premium for swaps sold	53,609,920
Dividends payable to common and preferred shareholders	14,598,643
Investment management fees payable	1,579,449
Interest payable on reverse repurchase agreements	545,119
Payable for variation margin on futures contracts	232,991
Unrealized depreciation of forward foreign currency contracts	32,324
Accrued expenses	369,232
Total Liabilities	374,851,711
Preferred Shares ($25,000 net asset and liquidation value per share applicable to an aggregate of 36,000 shares issued and outstanding)	900,000,000
Net Assets Applicable to Common Shareholders	$1,756,272,802

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share, applicable to 115,589,567 shares issued and outstanding)	$1,156
Paid-in-capital in excess of par	1,645,373,206
Dividends in excess of net investment income	(8,312,245)
Accumulated net realized gain	(6,123,358)
Net unrealized appreciation of investments, futures contracts, swaps and foreign currency transactions	125,334,043
Net Assets Applicable to Common Shareholders	$1,756,272,802
Net Asset Value Per Common Share	$15.19

12 PIMCO High Income Fund Annual Report | 3.31.07 | See accompanying Notes to Financial Statements

PIMCO High Income Fund Statement of Operations

For the year ended March 31, 2007

Investment Income:
Interest	$215,623,869
Facility and other fee income	2,055,861
Dividends	1,959,904
Total Investment Income	219,639,634

Expenses:
Investment management fees	18,277,134
Interest expense on reverse repurchase agreements	4,584,027
Auction agent fees and commissions	2,275,884
Custodian and accounting agent fees	569,614
Shareholder communications	264,381
Trustees’ fees and expenses	144,201
Audit and tax services	112,734
New York Stock Exchange listing fees	91,426
Legal fees	63,225
Insurance expense	55,540
Transfer agent fees	37,063
Investor relations	19,150
Miscellaneous	28,170
Total expenses	26,522,549
Less: custody credits earned on cash balances	(102,267)
Net expenses	26,420,282

Net Investment Income	193,219,352

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	35,857,143
Futures contracts	(5,332,566)
Options written	5,846,018
Swaps	(712,121)
Foreign currency transactions	(18,028,004)
Net change in unrealized appreciation/depreciation of:
Investments	43,387,622
Futures contracts	4,516,084
Options written	(1,366,533)
Swaps	12,224,397
Foreign currency transactions	1,191,433
Net realized and change in unrealized gain on investments, futures contracts, options written, swaps and foreign currency transactions	77,583,473
Net Increase in Net Assets Resulting from Investment Operations	270,802,825

Dividends and Distributions on Preferred Shares from:
Net investment income	(41,072,292)
Net realized gains	(3,925,740)
Total dividends and distributions on preferred shares	(44,998,032)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$225,804,793

See accompanying Notes to Financial Statements | 3.31.07 | PIMCO High Income Fund Annual Report 13

PIMCO High Income Fund	Statement of Changes in Net Assets
Applicable to Common Shareholders
	Year ended
	March 31, 2007	March 31, 2006
Investment Operations:
Net investment income	$193,219,352	$189,307,177
Net realized gain on investments, futures contracts, options written, swaps and foreign currency transactions	17,630,470	30,431,259
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps and foreign currency transactions	59,953,003	(14,766,722)
Net increase in net assets resulting from investment operations	270,802,825	204,971,714

Dividends and Distributions on Preferred Shares from:
Net investment income	(41,072,292)	(32,793,903)
Net realized gains	(3,925,740)	(380,097)
Total dividends and distributions to preferred shareholders	(44,998,032)	(33,174,000)
Net increase in net assets applicable to common shareholders resulting from investment operations	225,804,793	171,797,714

Dividends and Distributions to Common Shareholders from:
Net investment income	(168,270,342)	(166,003,982)
Net realized gains	(37,751,236)	(5,426,890)
Total dividends and distributions to common shareholders	(206,021,578)	(171,430,872)

Capital Share Transactions:
Reinvestment of dividends and distributions	16,386,960	3,476,807
Total increase in net assets applicable to common shareholders	36,170,175	3,843,649

Net Assets Applicable to Common Shareholders:
Beginning of year	1,720,102,627	1,716,258,978
End of year (including dividends in excess of net investment income of $(8,312,245) and $(2,585,048), respectively)	$1,756,272,802	$1,720,102,627

Common Shares Issued in Reinvestment of Dividend and Distributions:	1,094,235	232,168

14 PIMCO High Income Fund Annual Report | 3.31.07 | See accompanying Notes to Financial Statements

PIMCO High Income Fund Notes to Financial Statements

March 31, 2007

1. Organization and Significant Accounting Policies

PIMCO High Income Fund (the “Fund”), was organized as a Massachusetts business trust on February 18, 2003. Prior to commencing operations on April 30, 2003, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations there under, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s Investment Manager and is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, majority-owned subsidiary of Allianz SE, a publicly traded insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value common stock authorized.

The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund attempts to achieve these objectives by investing in a diversified portfolio of U.S. dollar-denominated debt obligations and other income-producing securities that are primarily rated below investment grade.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Fund management has recently begun to evaluate the application of the Interpretation, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements. On December 22, 2006, the Securities & Exchange Commission announced that it would not object if a fund implements the Interpretation in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Consequently, the Fund will be required to comply with the Interpretation by September 30, 2007.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Funds are in the process of reviewing the Standard against its current valuation policies to determine future applicability.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments, including over-the-counter options, are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The Fund’s investments in senior floating rate loans (“Senior Loans”) for which a secondary market exists will be valued at the mean of the last available bid and asked prices in the market for such Senior Loans, as provided by an independent

3.31.07 | PIMCO High Income Fund Annual Report 15

PIMCO High Income Fund Notes to Financial Statements

March 31, 2007

1. Organization and Significant Accounting Policies (continued)

pricing service. Other Senior Loans are valued at fair value pursuant to procedures approved by the Fund’s Board of Trustees, which include consideration and evaluation of: (1) the creditworthiness of the borrower and any intermediate participants; (2) the term of the Senior Loan; (3) recent prices in the market for similar loans, if any; (4) recent prices in the market for loans of similar quality, coupon rate, and period until next interest rate reset and maturity; and (5) general economic and market conditions affecting the fair value of the Senior Loan. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Fund’s net asset value is determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Facility fees and other fees (such as origination fees) received by the Fund are amortized as income over the expected term of the senior loan. Commitment fees received by the Fund relating to unfunded purchase commitments are deferred and amortized to facility fee income over the period of the commitment.

(c) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions — Common Stock

The Fund declares dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in capital in excess of par.

(e) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

(f) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities

16 PIMCO High Income Fund Annual Report | 3.31.07

PIMCO High Income Fund Notes to Financial Statements

March 31, 2007

1. Organization and Significant Accounting Policies (continued)

equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(g) Option Transactions

The Fund may purchase and write (sell) put and call options, for hedging purposes, risk management purposes or as a part of its investment strategy. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from the securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market.

(h) Interest Rate/Credit Default Swaps

The Fund enters into interest rate and credit default swap contracts (“swaps”) for investment purposes, to manage its interest rate and credit risk or to add leverage.

As a seller in the credit default swap contract, the Fund would be required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. Such periodic payments are accrued daily and recorded as realized gain (loss).

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund would function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by a third party, such as a U.S. or foreign corporate issuer on the referenced obligation. In return, the Fund would make periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain (loss).

Interest rate swap agreements involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Net periodic payments received by the Fund are included as part of realized gain (loss) and or change in unrealized appreciation/depreciation on the Statement of Operations.

Swaps are marked to market daily based upon quotations from brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund’s Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced

3.31.07 | PIMCO High Income Fund Annual Report 17

PIMCO High Income Fund Notes to Financial Statements

March 31, 2007

1. Organization and Significant Accounting Policies (continued)

debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/ delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in net interest rates.

(i) Senior Loans

The Fund purchases assignments of Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(j) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Credit-linked trust certificates are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another fixed income market.

Similar to an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests.

(l) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(m) Reverse Repurchase Agreements

The Fund enters into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse

18 PIMCO High Income Fund Annual Report | 3.31.07

PIMCO High Income Fund Notes to Financial Statements

March 31, 2007

1. Organization and Significant Accounting Policies (continued)

repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(n) When-Issued/Delayed-Delivery Transactions

The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. The transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security on a delayed-delivery basis is sold, the Fund does not participate in future gains and losses with respect to the security.

(o) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. Investment Manager/Sub-Adviser

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.70% of the Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding.

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC (the “Sub-Adviser”), to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all the Fund’s investment decisions. The Investment Manager and not the Fund pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services, at an annual rate of 0.3575% of the Fund’s average daily net assets, inclusive of assets attributable to any preferred shares that may be outstanding, for the period from commencement of operations through April 30, 2008, and at an annual rate of 0.50% of average daily net assets, inclusive of assets attributable to any preferred shares that may be outstanding, thereafter.

3. Investment in Securities

For the year ended March 31, 2007, purchases and sales of investments, other than short-term securities were $1,382,622,074 and $1,368,014,405, respectively.

(a) Futures contracts outstanding at March 31, 2007:

Type		Contracts	Market Value (000)	Expiration Date	Unrealized Appreciation (Depreciation)
Long:	Financial Future British Pound – 90 day	1,340	$309,636	3/19/08	$(361,594)
	Financial Future Euro – 90 day	1,435	341,261	12/17/07	(789,250)
					$(1,150,844)

3.31.07 | PIMCO High Income Fund Annual Report 19

PIMCO High Income Fund Notes to Financial Statements

March 31, 2007

3. Investment in Securities (continued)

(b) Transactions in options written for the year ended March 31, 2007:

	Contracts/Notional	Premiums
Options outstanding, March 31, 2006	58,607,211	$2,490,254
Options written	36,412	11,319,123
Options terminated in closing purchase transactions	(58,643,623)	(13,809,377)
Options outstanding, March 31, 2007	—	$—

(c) Credit default swaps contracts outstanding at March 31, 2007:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Payments Received (Paid) by Fund	Unrealized Appreciation (Depreciation)
Bank of America
AES Corp.	$1,000	12/20/07	1.50%	$6,199
Williams Cos.	2,000	12/20/07	1.25%	13,045
Barclay’s Bank
Republic of Brazil	15,000	2/20/12	0.90%	78,183
Bear Stearns
Cable Systems Corp.	3,000	12/20/07	2.15%	39,767
Georgia-Pacific Corp.	1,500	12/20/07	0.82%	1,552
MGM Mirage	3,500	9/20/09	1.92%	98,393
Royal Caribbean Cruises	3,500	9/20/07	1.50%	21,270
Citigroup
Allied Waste Industries	3,500	9/20/07	2.18%	31,947
Crown Cork	3,500	9/20/07	2.38%	(32,601)
Ford Motor Credit	5,000	9/20/07	2.00%	32,406
GMAC	10,000	3/20/12	1.12%	(283,622)
GMAC	10,000	3/20/12	1.88%	18,622
Owens-Brockway	7,000	9/20/07	2.05%	52,956
Starwood Hotels & Resorts Worldwide	3,500	9/20/07	1.20%	17,917
Credit Suisse First Boston
Ford Motor Credit	5,000	6/20/07	0.70%	3,728
Solectron	3,000	3/20/12	2.85%	(113,715)
Solectron	2,000	6/20/12	3.70%	–
Deutsche Bank
Dow Jones CDX High Yield	64,000	12/20/11	3.25%	1,659,356
Russian Federation	15,000	6/20/07	0.44%	28,448
SoftBank Corp.	¥308,000	9/20/07	2.30%	23,191
Goldman Sachs
DirecTV	$5,000	12/20/11	(1.70)%	(35,994)
GMAC	15,000	3/20/12	1.05%	(478,920)
HCA	1,000	12/20/07	0.75%	1,251
Starwood Hotels & Resorts Worldwide	1,000	12/20/07	1.10%	6,586
JP Morgan Chase
AES Corp.	3,500	9/20/07	2.15%	28,482
Electronic Data	1,000	12/20/07	1.30%	8,635
Gazprom Capital	10,000	2/20/12	0.77%	8,320
GMAC	3,000	3/20/12	2.11%	33,162
Smurfit-Stone Container Corp.	4,700	12/20/09	2.30%	68,526

20 PIMCO High Income Fund Annual Report | 3.31.07

PIMCO High Income Fund Notes to Financial Statements

March 31, 2007

3. Investment in Securities (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Payments Received (Paid) by Fund	Unrealized Appreciation (Depreciation)
Lehman Securities
ArvinMeritor	$3,000	12/20/09	2.35%	$49,763
Ford Motor Credit	4,000	9/20/07	2.15%	28,972
NRG Energy	5,000	9/20/11	2.25%	103,271
Merrill Lynch
AES Corp.	8,000	6/20/07	0.95%	11,358
Morgan Stanley
Gazprom Capital	13,000	4/20/11	1.05%	240,295
Georgia-Pacific Corp.	5,000	12/20/09	1.15%	7,276
Royal Bank of Scotland
Republic of Indonesia	10,000	3/20/12	1.10%	(15,466)
				$1,762,559

(d) Interest rate swap agreements outstanding at March 31, 2007:

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by Fund	Payments received by Fund	Unrealized Appreciation (Depreciation)
Barclay’s Bank	$ 685,000	6/21/25	5.70%	3 month LIBOR	$(11,631,574)
Citigroup	240,000	7/20/16	3 month LIBOR	5.10%	(2,515,800)
Deutsche Bank	207,200	12/19/08	3 month LIBOR	5.00%	101,777
Deutsche Bank	£400	9/15/10	6 month LIBOR	5.00%	(13,181)
Goldman Sachs	$39,400	12/19/08	3 month LIBOR	5.00%	12,100
Goldman Sachs	1,800,000	6/21/26	3 month LIBOR	6.00%	100,036,275
Goldman Sachs	1,800,000	6/21/26	6.00%	3 month LIBOR	(103,139,494)
Lehman Securities	33,100	6/20/17	5.00%	3 month LIBOR	753,657
UBS	8,700	12/19/08	3 month LIBOR	5.00%	4,934
UBS	400,000	7/20/16	5.10%	3 month LIBOR	(3,043,771)
UBS	400,000	7/20/16	3 month LIBOR	6.45%	1,969,023
UBS	680,000	6/21/25	3 month LIBOR	5.70%	28,269,923
					$10,803,869

The Fund received $35,250,000 par value in U.S. Treasury Bills as collateral for swap contracts.

LIBOR—London Interbank Offered Rate

3.31.07 | PIMCO High Income Fund Annual Report 21

PIMCO High Income Fund Notes to Financial Statements

March 31, 2007

3. Investment in Securities (continued)

(e) Forward foreign currency contracts outstanding at March 31, 2007:

				Unrealized
		U.S. $ Value	U.S. $ Value	Appreciation
		Origination Date	March 31, 2007	(Depreciation)
Purchased:	€ 3,005,000 settling 4/26/07	$4,016,663	$4,004,293	$(12,370)
	¥ 115,432,000 settling 5/15/07	959,232	983,691	24,459
Sold:	£ 6,111,000 settling 4/5/07	11,965,712	11,985,666	(19,954)
	€ 49,798,000 settling 4/26/07	66,568,477	66,358,005	210,472
				$202,607

£—British Pound

€—Euros

¥—Japanese Yen

(f) Open reverse repurchase agreements at March 31, 2007:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Par
Lehman Securities	4.50%	10/30/06	4/25/08	$4,879,061	$4,787,500
	1.00%	5/26/06	5/26/08	4,929,587	4,887,500
	5.20%	3/5/07	3/5/09	48,500,919	48,312,500
	5.25%	3/9/07	3/9/09	66,723,052	66,500,000
					$124,487,500

Collateral for open reverse repurchase agreements at March 31, 2007 as reflected in the schedule of investments:

Counterparty	Description	Rate	Maturity Date	Par	Value (including accrued interest)
Lehman Securities	American Airlines, Inc.	8.608%	10/1/12	$5,000,000	$5,505,825
	Dow Jones CDX High Yield	8.375%	12/29/11	70,000,000	74,264,288
	Hawaiian Telcom Communications, Inc.	9.75%	5/1/13	5,000,000	5,403,350
	Targeted Return Index Securities Trust	7.548%	5/1/16	50,000,000	51,886,924
					$137,060,387

The weighted average daily balance of Reverse Repurchase Agreements outstanding for the year end March 31, 2007 was $98,453,912 at a weighted average interest rate of 4.59%

4. Income Tax Information

The tax character of dividends and distributions paid were:

	Year Ended March 31, 2007	Year Ended March 31, 2006
Ordinary Income	$227,359,407	$200,189,233
Long-Term Capital Gains	23,660,203	4,415,639

In accordance with U.S. Treasury regulations, the Fund elected to defer realized foreign currency losses of $1,715,818 and realized capital losses of $6,772,202, arising after October 31, 2006. Such losses are treated as arising on April 1, 2007.

22 PIMCO High Income Fund Annual Report | 3.31.07

PIMCO High Income Fund Notes to Financial Statements

March 31, 2007

4. Income Tax Information (continued)

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to the treatment of amounts received under swap agreements. For the year ended March 31, 2007, the Fund received $19,176,069 from swap agreements, which are treated as net realized gain (loss) for financial statement purposes and as net income (loss) for federal income tax purposes.

For the year ended March 31, 2007, permanent “book-tax” differences were primarily attributable to the differing treatment of foreign currency transactions swap payments and consent fees. These adjustments were to decrease dividends in excess of net investment income and decrease accumulated net realized gains by $10,396,085.

The cost basis of portfolio securities for federal income tax purposes is $2,673,481,242. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $123,778,340; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $10,010,860; net unrealized appreciation for federal income tax purposes is $113,767,480. The difference between book and tax appreciation is primarily attributable to wash sales and mark-to-market on option contracts.

5. Auction Preferred Shares

The Fund has issued 7,200 shares of Preferred Shares Series M, 7,200 shares of Preferred Shares Series T, 7,200 shares of Preferred Shares Series W, 7,200 shares of Preferred Shares Series TH and 7,200 shares of Preferred Shares Series F each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

Dividends and distributions of net realized long-term capital gains, if any, are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures.

For the year ended March 31, 2007, the annualized dividend rate ranged from:

	High	Low	At March 31, 2007
Series M	5.32%	4.50%	5.15%

Series T	5.32%	4.50%	5.20%

Series W	5.35%	4.50%	5.25%

Series TH	5.40%	4.50%	5.23%

Series F	5.32%	4.60%	5.15%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote together with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

6. Subsequent Common Dividend Declarations

On April 2, 2007, a dividend of $0.121875 per share was declared to common shareholders payable May 1, 2007 to shareholders of record on April 12, 2007.

On May 1, 2007, a dividend of $0.121875 per share was declared to common shareholders payable June 1, 2007 to shareholders of record on May 11, 2007.

7. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (Allianz Global Investors Distributors LLC, PEA Capital LLC and Allianz Global), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “Commission”), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. Two settlements (with the Commission and New Jersey) related to an alleged “market timing” arrangement in certain open-end funds sub-advised by PEA Capital LLC. Two settlements (with the Commission and California) related to the alleged use of cash and fund portfolio commissions to finance “shelf-space” arrangements with broker-dealers for open-end funds. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle

3.31.07 | PIMCO High Income Fund Annual Report  23

PIMCO High Income Fund Notes to Financial Statements

March 31, 2007

7. Legal Proceedings (continued)

the claims related to shelf space. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing” and “revenue sharing/shelf-space/directed brokerage,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the United States District Court for the District of Maryland, and the revenue sharing/shelf-space/directed brokerage lawsuits have been consolidated in the United States District Court for the District of Connecticut. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund. The foregoing speaks only as of the date hereof.

24 PIMCO High Income Fund Annual Report | 3.31.07

PIMCO High Income Fund Financial Highlights

For a share of common stock outstanding throughout each period.

	Year ended				For the period April 30, 2003* through
	March 31, 2007	March 31, 2006		March 31, 2005	March 31, 2004
Net asset value, beginning of period	$15.02	$15.02		$15.45	$14.33	**
Investment Operations:
Net investment income	1.68	1.66		1.65	1.28
Net realized and change in unrealized gain on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	0.67	0.13		0.03	1.23
Total from investment operations	2.35	1.79		1.68	2.51
Dividends and Distributions on Preferred Shares from:
Net investment income	(0.36)	(0.29)		(0.14)	(0.07)
Net realized gains	(0.03)	(0.00	)(a)	(0.01)	–
Total dividends and distributions on preferred shares	(0.39)	(0.29)		(0.15)	(0.07)
Net increase in net assets applicable to common shareholders resulting from investment operations	1.96	1.50		1.53	2.44
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.46)	(1.46)		(1.51)	(1.22)
Net realized gains	(0.33)	(0.04)		(0.45)	–
Total dividends and distributions to common shareholders	(1.79)	(1.50)		(1.96)	(1.22)
Capital Share Transactions:
Common stock offering costs charged to paid-in capital in excess of par	–	–		–	(0.01)
Preferred shares offering costs/underwriting discounts charged to paid-in capital in excess of par	–	–		–	(0.09)
Total capital share transactions	–	–		–	(0.10)
Net asset value, end of period	$15.19	$15.02		$15.02	$15.45
Market price, end of period	$15.96	$15.07		$14.08	$14.78
Total Investment Return (1)	19.29%	18.35%		8.81%	7.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$1,756,273	$1,720,103		$1,716,259	$1,765,102
Ratio of expenses to average net assets, including interest expense (2)(3)	1.55%	1.28%		1.26%	1.18	%(4)
Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.28%	1.27%		1.26%	1.18	%(4)
Ratio of net investment income to average net assets (2)	11.29%	11.02%		10.68%	9.34	%(4)
Preferred shares asset coverage per share	$73,758	$72,762		$72,662	$74,024
Portfolio turnover	53%	65%		40%	73%

*	Commencement of operations.
**	Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.
(a)	Less then $0.005 per common share.
(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(o) in Notes to Financial Statements).
(4)	Annualized.

See accompanying Notes to Financial Statements | 3.31.07 | PIMCO High Income Fund Annual Report 25

PIMCO High Income Fund Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
PIMCO High Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of PIMCO High Income Fund (the “Fund”) at March 31, 2007, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period April 30, 2003 (commencement of operations) through March 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 31, 2007

26 PIMCO High Income Fund Annual Report | 3.31.07

PIMCO High Income Fund	Tax Information/Annual Shareholder
Meeting Results/Corporate Changes (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s tax year ended (March 31, 2007) as to the federal tax status of dividends and distributions received by shareholders during such tax year. Per share dividends for the tax year ended March 31, 2007 were as follows:

Dividends to common shareholders from ordinary income	$1.6175
Dividends to preferred shareholders from ordinary income	$1,140.8970

Distributions to common shareholders from long-term gains	$0.1729
Distribution to preferred shareholders from long-term gains	$109.0483

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2007. In January 2008, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2007. The amount that will be reported will be the amount to use on your 2007 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended March 31, 2007. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Annual Shareholder Meeting Results:

The Fund held its annual meetings of shareholders on December 14, 2006. Common and/or Preferred shareholders voted to elect/re-elect the Trustees as indicated below:

	Affirmative	Withheld Authority
Class I Trustee:
Election of William B. Ogden, IV to serve until 2007	98,823,941	1,051,626
Class III Trustee:
Re-election of Paul Belica to serve until 2009	98,786,795	1,088,772

Messrs. Robert E. Connor*, John J. Dalessandro II*, Hans W. Kertess, John C. Maney and R. Peter Sullivan III continue to serve as Trustees of the Fund.

* Preferred Shares Trustee

Corporate Changes:

On December 12, 2006, the Fund’s Board of Trustees appointed John C. Maney as a Class III (interested) Trustee and appointed Hans W. Kertess as Chairman of the Board of Trustees, effective January 1, 2007.

3.31.07 | PIMCO High Income Fund Annual Report 27

PIMCO High Income Fund	Privacy Policy/Proxy Voting Policies &
Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, the fund may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the twelve months ended June 30, 2006 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 331-1710; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

28 PIMCO High Income Fund Annual Report | 3.31.07

PIMCO High Income Fund Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Fund’s dividend disbursement agent.

Unless you (or your broker or nominee) elects not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)          If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)          If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s shareholder servicing agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

3.31.07 | PIMCO High Income Fund Annual Report 29

PIMCO High Income Fund Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.

Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2003

Term of office: Expected to stand for re-election at 2007 annual meeting of shareholders.

Trustee/Director of 27 Funds in Fund Complex; Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company; Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica
Date of Birth: 9/27/21
Trustee since: 2003

Term of office: Expected to stand for re-election at 2009 annual meeting of shareholders.

Trustee/Director of 27 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Robert E. Connor
Date of Birth: 9/17/34
Trustee since: 2003

Term of office: Expected to stand for re-election at 2007 annual meeting of shareholders.

Trustee/Director of 27 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex

Corporate Affairs Consultant. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

John J. Dalessandro II
Date of Birth: 7/26/37
Trustee since: 2003

Term of office: Expected to stand for re-election
at 2008 annual meeting of shareholders.

Trustee/Director of 27 funds in Fund Complex Trustee/Director of no funds outside of Fund complex

Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange.

William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006

Term of office: Expected to stand for election at 2007 annual meeting of shareholders.

Trustee/Director of 26 Funds in Fund Complex; Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant; Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

R. Peter Sullivan III
Date of Birth: 9/4/41
Trustee since: 2004

Term of office: Expected to stand for re-election at 2008 annual meeting of shareholders.

Trustee/Director of 25 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

30 PIMCO High Income Fund Annual Report | 3.31.07

PIMCO High Income Fund Board of Trustees (unaudited) (continued)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

John C. Maney†
Date of Birth: 8/3/59
Trustee since 2006

Term of office: Expected to stand for election at 2007 annual meeting of shareholders.

Trustee/Director of 63 Funds in the Fund Complex Trustee/Director of No Funds outside the Fund Complex

Chief Financial Officer of Allianz Global Investors Fund Management LLC; Managing Director and Chief Financial Officer of AGIFM and Allianz Global Investors of America L.P. since Jan. 2005 and Chief Operating Officer of Allianz Global Investors of America since Nov. 2006, Executive Vice President and Chief Financial Officer since 2001. Chief Financial Officer of PIMCO, Oppenheimer Capital LLC, AGID, NFJ Investment Group and a number of other affiliated entities. Chief Financial Officer and Executive Vice President of Allianz Global Investors Distributors LLC. Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001)

†                  Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Managing Director, Chief Operating Officer and Chief Financial Officer, Allianz Global Investors of America L.P. and Allianz Global Investors of America Holdings Inc.; Chief Financial Officer of Allianz Global Investors Managed Accounts LLC and Allianz Global Investors NY Holdings LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz-Pac Life Partner LLC; Chief Financial Officer of Allianz Global Investors Advertising Agency Inc.; Managing Director and Chief Financial Officer of Allianz Global Investors U.S. Retail LLC and Allianz Hedge Fund Partners Holding L.P.; Chief Financial Officer of Allianz Hedge Fund Partners L.P.; Chief Financial Officer of Allianz Hedge Fund Partners Inc., Alpha Vision LLC, Alpha Vision Capital Management LLC, NFJ Investment Group L.P., NFJ Management Inc., Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Holdings LLC, Nicholas-Applegate Securities LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Pacific Investment Management Company LLC, PIMCO Australia Pty Ltd, PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Canada Corp., PIMCO Europe Limited, PIMCO Global Advisors LLC, PIMCO Global Advisors (Resources) Limited and StocksPLUS Management, Inc.; and Executive Vice President and Chief Financial Officer of PIMCO Japan Ltd.

Further information about the Fund’s Trustees is available in the Fund’s Statement of Additional Information, dated April 24, 2003 which can be obtained upon request, without charge, by calling the Fund’s shareholder servicing agent at (800) 331-1710.

3.31.07 | PIMCO High Income Fund Annual Report 31

PIMCO High Income Fund Principal Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2005

Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 8 funds in the Fund Complex; President and Chief Executive Officer of 35 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 36 funds in the Fund Complex.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal/Financial and Accounting Officer since: 2005

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 36 funds in the Fund Complex; Assistant Treasurer of 38 funds in the Fund Complex.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2005

Senior Vice President, Senior Fund Attorney, Allianz Global Investors of America L.P., Secretary of 71 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Neuberger Berman LLC.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 35 funds in the Fund Complex. Formerly Accounting Manager Prudential Investments (2002-2005).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2005

Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 71 funds in the Fund Complex. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004), Audit Manager, Pricewaterhouse Coopers LLP (1996-2002).

William V. Healey Date of Birth: 7/28/53 Assistant Secretary since: 2006

Executive Vice President and Chief Legal Officer, Allianz Global Investors of America L.P., Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Managed Accounts LLC, Allianz Global Investors U.S. Retail LLC and OpCap Advisors LLC. Assistant Secretary of 71 funds in the Fund Complex. Formerly, Chief Legal Officer, Vice President and Associate General Counsel of The Prudential Insurance Company of America (1998-2005).

Richard H. Kirk Date of Birth: 4/6/61 Assistant Secretary since: 2006

Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 71 funds in the Fund Complex. Formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006

Assistant Secretary of 71 funds in the Fund Complex. Formerly Manager IIG Advisory Law, Morgan Stanley (2004-2005); The Prudential Insurance Company of America and Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 71 funds in the Fund Complex. Formerly Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

32 PIMCO High Income Fund Annual Report | 3.31.07

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Trustees and Principal Officers

Hans W. Kertess
Trustee, Chairman of the Board of Trustees

Paul Belica
Trustee

Robert E. Connor
Trustee

John J. Dalessandro II
Trustee

John C. Maney
Trustee

William B. Ogden, IV
Trustee

R. Peter Sullivan III
Trustee

Brian S. Shlissel
President & Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer

Scott Whisten
Assistant Treasurer

Youse E. Guia
Chief Compliance Officer

Kathleen A. Chapman
Assistant Secretary

William V. Healey
Assistant Secretary

Richard H. Kirk
Assistant Secretary

Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

PFPC Inc.

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02210-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO High Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarter of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

On January 8, 2007, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on
Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)                 As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)                During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)                 During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)                     Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $74,500 in 2006 and $75,000 in 2007.

b)                    Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $20,000 in 2006 and $16,000 in 2007. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)                     Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $11,850 in 2006 and $12,500 in 2007. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

d)                    All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)                     1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO High Income Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Funds’ Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the

Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Funds’ Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Funds’ independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Funds will also require the separate written pre-approval of the President of the Funds, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Funds’ independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Funds’ independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)                The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)                Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)                Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f) Not applicable

g)  Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2006 Reporting Period was $2,762,103 and the 2007 Reporting Period was $2,307,704.

h)  Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, John J. Dalessandro II, Hans W. Kertess, R. Peter Sullivan III and William B. Ogden, IV.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO HIGH INCOME FUND
(the “Trust”)

PROXY VOTING POLICY

1.                                      It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. TheTrust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                      The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.                                      The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                      AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.                                      The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.                                      This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub-adviser of a Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trusts’ website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.                                      It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                      AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.                                      The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                      AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                      The party voting the proxy shall:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.                                      This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of June 8, 2007, the following individual has primary responsibility for the day-to-day management of the PIMCO High Income Fund (PHK) (the “Fund”):

Mark T. Hudoff

Mr. Hudoff has been the Portfolio Manager of the Fund since May 2007.

Mr. Hudoff is an Executive Vice President and portfolio manager in the high yield area. He joined PIMCO in 1996, previously having been associated with BCA where he worked as a fixed income strategist. Mr. Hudoff started as a credit analyst for the high yield team and moved to Europe in 2000 to build and manage our European credit business, including the management of PIMCO’s European High Yield funds. He currently oversees the European team and our Global High Yield products. Mr. Hudoff has eighteen years of investment experience and holds a bachelor’s degree in economics from Arizona State University, and an MBA in finance from the University of Chicago School of Business.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund that were managed by the Portfolio Manager as of May 31, 2007, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles				Other Accounts
PM	Fund	#	AUM($million)	#		AUM($million)		#	AUM($million)
Mark T. Hudoff	PHK	7	10,218.28	25	*	7,967.77	*	25	5,154.61

* Of these other pooled investment vehicles, one account totaling $60.79 million in assets pay an advisory fee that is based in part on the performance of the account.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to- day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of May 31, 2007, the following explains the compensation structure of the individual that has primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•                  3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager and relative to applicable industry peer groups;

•                  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•                  Amount and nature of assets managed by the portfolio manager;

•                  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•                  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•                  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•                  Contributions to asset retention, gathering and client satisfaction;

•                  Contributions to mentoring, coaching and/or supervising; and

•                  Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of 5/31/07.

PIMCO High Income Fund

Portfolio Manager	Dollar Range of Equity Securities in the Funds
Mark T. Hudoff	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

			Total Number	Maximum Number of
			Of Shares Purchased	Shares That May Yet Be
	Total Number	Average	As Part Of Publicly	Purchased Under The
	Of Shares	Price Paid	Announced Plans Or	Plans
Period	Purchased	Per Share	Programs	Or Programs

April 2006	N/A	15.030	75,421	N/A
May 2006	N/A	14.960	75,526	N/A
June 2006	N/A	14.710	75,514	N/A
July 2006	N/A	14.490	76,743	N/A
August 2006	N/A	14.540	74,490	N/A
September 2006	N/A	14.770	70,891	N/A
October 2006	N/A	14.982	171,991	N/A
November 2006	N/A	14.920	78,108	N/A
December 2006	N/A	15.157	151,674	N/A
January 2007	N/A	15.229	94,694	N/A
February 2007	N/A	15.295	75,069	N/A
March 2007	N/A	15.371	74,114	N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)                                  The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)                                 There were no significant changes over financial reporting as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that ocurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PIMCO High Income Fund

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date	June 8, 2007

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date	June 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer
Date	June 8, 2007

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer
Date	June 8, 2007